MAY 7, 2019

SUPPLEMENT TO

HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS

DATED MARCH 1, 2019, AS RESTATED MAY 1, 2019 AND AS SUPPLEMENTED MAY 6, 2019

(ALL FUNDS, EXCEPT HARTFORD MULTI-ASSET INCOME AND GROWTH FUND)

DATED MAY 1, 2019, AS SUPPLEMENTED MAY 6, 2019

(HARTFORD MULTI-ASSET INCOME AND GROWTH FUND)

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

Effective immediately, under the heading “Prior Performance of Related Account,” the Average Annual Total Returns table is deleted in its entirety and replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2018*

	1 Year	Since Inception (4/30/2014)**
Composite (Net of Class A expenses and maximum Class A sales charge***)	-8.02%	0.38%
Composite (Net of Class A expenses but excluding Class A sales charges)	-2.67%	1.62%
Composite (Gross)	-1.65%	2.69%
Hartford Multi-Asset Income Fund (Class A shares including sales charge****)	-6.76%	0.81%
Hartford Multi-Asset Income Fund (Class A shares excluding sales charges)	-2.37%	1.81%
55% Bloomberg Barclays U.S. Aggregate Bond Index/ 45% S&P 500 Index	-1.68%	5.13%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.12%
S&P 500 Index	-4.38%	8.53%

* This is not the performance of the Fund. As of December 31, 2018, the Composite was composed of 1 account, the Hartford Multi-Asset Income Fund, totaling approximately $68 million.

** Since Inception returns for the Composite reflect returns since May 31, 2014, the inception date of the Composite.

*** Reflects the maximum front-end sales charge applicable to Class A shares of the Fund, which is 5.50% (as a percentage of offering price).

**** Reflects the maximum front-end sales charge applicable to Class A shares of Hartford Multi-Asset Income Fund, which is 4.50% (as a percentage of offering price).

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7478	May 2019